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CONFIDENTIAL                                                       Exhibit 10.13
                                                               December 20, 2004

                                 BASIC AGREEMENT

                                       ON

                               DEVELOPMENT ORDERS
                              ("BASIC AGREEMENT")

                                 BY AND BETWEEN

                    SAIFUN SEMICONDUCTORS LTD. ("CONTRACTOR")

            Having its principal place of business in Netanya, Israel

                                       AND

                      INFINEON TECHNOLOGIES AG ("INFINEON")

          Having its principal place of business in St.-Martin-Str, 53,
                              81669 Munich, Germany

   - each hereinafter referred to as a "PARTY" and collectively as "PARTIES" -

                                       on

       REIMBURSEMENT OF DEVELOPMENT SERVICES IN THE FIELD OF SEMICONDUCTOR
                            TECHNOLOGIES AND PRODUCTS

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                                TABLE OF CONTEXT

1.   DEFINITIONS; REPLACEMENT

2.   CARRYING OUT OF THE DEVELOPMENT WORK

3.   COSTS OF THE DEVELOPMENT WORK

4.   OWNERSHIP OF AND RIGHTS IN DEVELOPMENT RESULTS; LICENSES UNDER INFORMATION

5.   WARRANTY AND LIABILITY

6.   SECRECY

7.   TERM AND TERMINATION

8.   ARBITRATION AND SUBSTANTIVE LAW

9.   MISCELLANEOUS

APPENDIX A COST REIMBURSEMENT

APPENDIX B CARD INTEGRATION TEAM

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1.   DEFINITIONS, REPLACEMENT

1.1 The term "LICENSE AGREEMENT" means the License Agreement entered into between Saifun Semiconductors Ltd., with offices at 45 Hamelacha St. Industrial Zone South, Netanya 42504, Israel ("Saifun"); and Infineon Technologies AG, with offices at St.-Martin-Str. 53, 81669 Munich, Germany ("Infineon"), dated January 13, 2005.

1.2 The term "TECHNOLOGIES AND SERVICES" means and comprises the semiconductor technologies, product designs, process development, software and firmware codes and other development services which CONTRACTOR agrees to develop based on a Statement of Work entered into subsequently to and based on the Basic Agreement,

     Each such Statement of Work is hereinafter referred to as "STATEMENT OF WORK".

1.3  The term "CUSTOMER" means Infineon Technologies AG and its SUBSIDIARIES.

1.4 The term "DEVELOPMENT WORK" means any and all development work to be performed by CONTRACTOR for TECHNOLOGIES AND SERVICES in accordance with
     Section 2 below and the relevant STATEMENT OF WORK.

1.5 The term "DEVELOPMENT RESULTS" means any and all results, whether patentable or not, in written or oral form, achieved by performing DEVELOPMENT WORK.

1.6 The term "INFORMATION" means written and/or oral technical information with regard to the relevant TECHNOLOGIES AND SERVICES, such information being available at CUSTOMER, or CONTRACTOR at any time during the term of this Basic Agreement and not resulting from performing DEVELOPMENT WORK. It is understood that the term "INFORMATION" shall include, without being limited to, patents, patent applications and other statutory protective rights which are based on INFORMATION.

1.7 The term "SUBSIDIARY/IES" shall mean any legal entity directly or indirectly controlled by a Party, for so long as such control lasts. Control of an entity shall exist through the direct or indirect:

     - control of more than 50% of the nominal value of the issued equity share capital of the entity or more than 50% of the equity's shares entitling the

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          holders to vote for the election of directors or persons performing similar functions, or

     - right by any other means to elect or appoint directors of the entity (or persons performing similar functions) who have a majority vote.

1.8 This Basic Agreement shall replace the Basic Agreement of Development Orders between Saifun and Infineon Technologies Flash Ltd. dated January 9, 2003 as of the Effective Date hereof. The exercise of all rights and obligations incurred by either Party under the Basic Agreement, in particular the performance of any outstanding STATEMENT OF WORK entered into under the Basic Agreement, shall be governed by this Basic Agreement, and shall not be affected by its termination.

2.   CARRYING OUT OF THE DEVELOPMENT WORK

2.1. Order of Precedence. In the event of conflicts between the documents executed under this Basic Agreement, precedence in the following order shall apply, unless provided otherwise herein (listed in order of priority):

     (i)  This Basic Agreement including its Exhibits

     (ii) The relevant STATEMENT OF WORK including its Appendices and updates;

     In the event of conflicts between this Basic Agreement and its Exhibits, this Basic Agreement shall prevail. This shall apply mutatis mutandis for the STATEMENT OF WORK and its Appendices.

2.2 Procedure for Execution and Amendment of STATEMENTS OF WORK. In each case where CUSTOMER wishes CONTRACTOR to carry out a development order under this Basic Agreement and a relevant STATEMENT OF WORK, CUSTOMER shall furnish CONTRACTOR with the relevant technical and commercial specifications for the DEVELOPMENT WORK to be performed. Should CONTRACTOR wish to receive additional specifications then CONTRACTOR shall so inform CUSTOMER. Within four (4) weeks after receipt of such specifications - or, as the case may be, additional clarifying specifications - CONTRACTOR shall quote to CUSTOMER the terms and conditions for CONTRACTOR's acceptance of the relevant development order to be reflected in a STATEMENT OF WORK. Upon counter signature of the same by CUSTOMER, the relevant STATEMENT OF

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     WORK shall become effective and CONTRACTOR agrees to carry out the
     DEVELOPMENT WORK. CUSTOMER may initiate an ECO process (as defined below) in order to modify the specification which is part of an applicable STATEMENT OF WORK. Any substantial changes which might occur after signing of a respective STATEMENT OF WORK will be treated according to an ECO process which will result in an amendment to the respective STATEMENT OF WORK. Any and all such amendments to STATEMENTS OF WORK must be agreed upon and signed by both Parties, and shall update the terms of the STATEMENT OF WORK with respect to all issues affected from the requested engineering change (such as schedule and cost). For the avoidance of doubt, any specification and other substantial changes to a STATEMENT OF WORK, whether resulting in allocation of additional or less resources will be treated as ECO.

     For the purposes of this Basic Agreement "ECO" shall mean an Engineering Change Order which is a controlled process which is started when a specification or other substantial change is required to a respective STATEMENT OF WORK, which usually causes additional development effort. Such changes may include for example a tightening of the specification (i.e. faster device, smaller area), an addition of new features for the product (i.e. additional functionality, new interfaces), or change in manufacturing process that results in additional resources required by CONTRACTOR. Changes may also be required if the agreed upon features from the STATEMENT OF WORK in place can not be developed. All ECO result in an amendment to the STATEMENT OF WORK which lowers or increases the quotation, changes the respective schedule, etc.

2.3 DEVELOPMENT WORK For [***] Design Teams During the INITIAL TWO YEARS. The Parties undertake that in each of the initial two (2) years following the Effective Date of this Basic Agreement ("INITIAL TWO YEARS"), CONTRACTOR shall carry out for the CUSTOMER DEVELOPMENT WORK for [***] products in parallel using [***] design teams within CONTRACTOR based on or incorporating Saifun NROM Technology (as defined in the License Agreement) as required by CUSTOMER, specification of which to be agreed upon and defined under corresponding STATEMENTS OF WORK hereunder. Such DEVELOPMENT WORK shall be performed in accordance with the procedures, terms and conditions specified in this Basic Agreement and the respective STATEMENTS OF WORK.

_________________

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.
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2.4  Option For A [***] Product. In any event, CUSTOMER has an option to request
     CONTRACTOR to carry out a DEVELOPMENT WORK for a [***] product to be developed in parallel to the [***] products as stated in Section 2.3 based on or incorporating Saifun NROM Technology, during each of the INITIAL TWO YEARS. To the extent such request is made reasonable time in advance, CONTRACTOR shall most favorably consider, and shall endeavor, to perform the required DEVELOPMENT WORK provided that its internal resources allocation in the given year, is not unreasonably affected by such DEVELOPMENT WORK. Where the Parties agree on the development of such [***] product, development specifications will be defined under corresponding STATEMENT OF WORK hereunder.

     If the resources for a [***] project are not available, the Parties may agree, when feasible, on a re-allocation and prioritization within the people of the design teams as stated in Section 2.3, which are working for other CUSTOMER projects hereunder, via a controlled ECO process.

2.5 Additional Services - Card Integration and MLC. In addition, CONTRACTOR shall provide card integration services performed by Infineon Technologies Flash Ltd in the past, for a period of two years following the Effective Date in accordance with Section 4.2 and MLC DEVELOPMENT WORK in accordance with Section 4.1.

2.6  Content of STATEMENTS OF WORK. It is especially agreed that

     - any and all STATEMENT OF WORKS have to be in writing in order to be effective; the Parties agree that each STATEMENT OF WORK hereunder shall be signed, respectively, only at project release as determined by CUSTOMER. Before project release (prior to signature of the respective STATEMENT OF WORK), the PARTIES shall enter into a binding agreement regarding the feasibility of the DEVELOPMENT WORK. In the course of such agreement CUSTOMER may ask CONTRACTOR to provide inter alia, a resource and time plan and a feasibility study.

     - In the event CUSTOMER is undertaking a patent search, CONTRACTOR will cooperate with CUSTOMER or a third party supporting CUSTOMER in such patent search at CUSTOMER'S cost and liability.

     - Subject to the provisions of Section 2.3, 2.4 and 2.5 above, neither CUSTOMER nor CONTRACTOR is required or obligated to enter into any or any particular STATEMENT OF WORK.

_________________

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

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     Unless otherwise agreed in writing by the PARTIES, any STATEMENT OF WORK shall at least comprise the following elements:

          -    Product Specification

          -    Milestone Plan according to Infineon Methodology

          -    Project leader and project planned assignees;

          - Following project release - personnel projected planning and their basic qualification according to Milestone Plan;

               Detailed deliverables from CUSTOMER;

               Detailed deliverables from CONTRACTOR;

          - Agreed upon estimated delivery dates. Estimated duration of Services;

          -    Scheduled review meetings;

          -    Technology transfer mode;

          - Cost per hour and per week/month, estimation of total cost and payment, travel regulations that are charged to CONTRACTOR;

          - Special tools and testing equipment that CONTRACTOR requires from CUSTOMER for its performance of the DEVELOPMENT WORK.

          -    Deviations from criteria set forth within this Basic Agreement;

          - Outsourcing services, expenses directly associated with the DEVELOPMENT WORK.

2.7 Use of Subcontractors. The DEVELOPMENT WORK may be partly delegated to a third party by CONTRACTOR upon CUSTOMER's prior written approval. This approval shall only be refused by CUSTOMER for reasonable reasons. If the development costs are reduced by CONTRACTOR decision to use a third party, the benefit will be shared 50%-50%. In all such cases, however, CONTRACTOR shall remain responsible for the proper execution of the DEVELOPMENT WORK and maintaining confidentiality.

2.8 DEVELOPMENT WORK Schedules. CONTRACTOR shall make best efforts that the DEVELOPMENT WORK shall be carried out in accordance with the estimated time schedule set forth in each STATEMENT OF WORK, or in accordance with schedule as amended via an ECO process.

2.9 Provision of INFORMATION. CUSTOMER, insofar as it lawfully may, shall make available to CONTRACTOR within a reasonable period of time following the coming into force of each STATEMENT OF WORK, and from time to time during

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     the DEVELOPMENT WORK, its INFORMATION necessary for CONTRACTOR to carry out the DEVELOPMENT WORK. CONTRACTOR will inform CUSTOMER in regular weekly project meetings whenever it needs INFORMATION of CUSTOMER and will specify the INFORMATION of CUSTOMER needed.

     Such INFORMATION shall be submitted in writing and the STATEMENT OF WORK will be amended respectively.

2.10 Approval of Additional Resources. Where additional resources, costs and time delays beyond [***] percent ([***]%) of the initial estimations and on-going forecasts are required to carry out DEVELOPMENT WORK such additional budget / capacity or moved due dates must be expressly approved by the Parties as part of the amendment to the respective STATEMENT OF WORK. Approval by CUSTOMER requires the signature of at least the CUSTOMER's VP Design, currently Ms. Keitel-Schulz.

2.11 On-going Reports. CONTRACTOR will inform CUSTOMER at regular agreed upon intervals, but at least once every other week about the status of the DEVELOPMENT WORK in writing and in a format to be mutually agreed by Parties. Those once every other week reports will at least comprise the following information:

     -    description of work performed within the last reporting period;

     -    explanation of changes if any;

     -    risk evaluation

     - update of MS Project Plan (including time planning) once a month as well as resource planning as available at CONTRACTOR.

     Subject to and in accordance with Section 2.13 below, upon the finalization of the DEVELOPMENT WORK, or, if requested by CUSTOMER earlier, at such request from CUSTOMER, CONTRACTOR shall deliver to CUSTOMER the DEVELOPMENT RESULTS, including and without limitation all documentation and prototypes. CONTRACTOR shall explain the DEVELOPMENT RESULTS with an appropriate documentation (as defined in the STATEMENT OF WORK) and orally.

2.12 Project Leaders. Each Party shall appoint a project leader and respective experts who will act as a point of contact during the DEVELOPMENT WORK under each STATEMENT OF WORK.

---------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.
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     All INFORMATION and DEVELOPMENT RESULTS to be forwarded to a Party hereunder will be addressed to such appointed expert or project leader, respectively.

     Both Parties shall use reasonable efforts to answer questions and requests for information within a reasonable period of time in each case.

2.13 Share of Development Results. Except as otherwise agreed in this Basic Agreement, CONTRACTOR shall share with CUSTOMER and shall deliver to it, all DEVELOPMENT RESULTS, including without limitation the CAD-System (i.e. GDSII, schematics, simulation set ups, simulation results, VHDL/ Verilog Code, synthesis scripts, representations of any blocks and cells in the CAD system, views for the relevant tools, algorithms, software). The information thus transferred to CUSTOMER shall be used solely to enable CUSTOMER to affect its rights under the LICENSE AGREEMENT, shall be deemed INFORMATION of CONTRACTOR, and shall be subject to the secrecy and confidentiality provisions of this Basic Agreement and of the License Agreement. Notwithstanding anything to the contrary above CUSTOMER is entitled to forward such INFORMATION and DEVELOPMENT RESULTS to an assignee as part of an assignment under section 10.5 hereunder or as part of the Exit Event as described in Section 5 of the License Agreement.

2.14 Hand-Over Sessions. CONTRACTOR shall provide at the request of CUSTOMER and at CUSTOMER's cost and expense, hand over sessions for CUSTOMER at a location to be agreed upon. The associated costs are to be included in the STATEMENT OF WORK. Separate workshops for M2, M3 and M4/5 have to be scheduled and included (including respective associated costs to be borne by CUSTOMER) in the respective STATEMENT OF WORK.

2.15 Participation of CUSTOMER's Engineers in DEVELOPMENT WORK. The Parties may jointly cooperate in the benefit of their mutual interests to enable the participation of CUSTOMER's engineers ("Designated Engineers") in CONTRACTOR's development teams performing the DEVELOPMENT WORK. CUSTOMER shall reimburse CONTRACTOR for any costs associated with such participation, such as work stations, software costs, etc. It is hereby clarified that Designated Engineers will continue to be employees of CUSTOMER and will not become employees or agents of, or consultants to, CONTRACTOR, and any and all costs and expenses associated with such Designated Employees (including

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     salaries, insurances, traveling, lodging etc.) will be fully borne by
     CUSTOMER. Each Designated Engineer shall comply with and be bound by CONTRACTOR's internal policies and procedures including confidentiality undertaking as being made available to the respective Designated Engineers prior to the start of the DEVELOPMENT WORK. CUSTOMER shall ensure, and shall be liable for the compliance of its Designated Engineers with said agreements, policies and procedures, it being understood that such internal policies and procedures do not prevail this Basic Agreement.

     Except for injury or damage caused by the gross negligence or willful misconduct of CONTRACTOR, or except for matters which are covered by CONTRACTOR's corporate insurance policies, CONTRACTOR shall not be liable under any circumstances for an injury or damage done to or suffered by the Designated Engineers or to their property while at CONTRACTOR's premises and CUSTOMER.

2.16 Clarification. It is clarified that the sharing of INFORMATION as set forth above, and/or the training of CUSTOMER employees, or participation of Designated Engineers and/or other CUSTOMER representatives does not entitle any Party to claim, use or embody any portion of Confidential Information of the other Party in a patent application filed by it or on its behalf without the prior written consent of the other Party.

     Unless otherwise agreed in this Basic Agreement, the terms and conditions of Section 5 regarding Ownership of IP shall also apply to sharing of INFORMATION as set forth above, and/or the training of CUSTOMER's employees or participation of Designated Engineers and/or other CUSTOMER representatives in the course of the DEVELOPMENT WORK.

2.17 Performance by Specific Employees. CONTRACTOR shall assign at least seventy percent (70%) of the engineers and other staff necessary for performing the DEVELOPMENT WORK on a full time basis, which are listed in Annex C to the relevant STATEMENT OF WORK in order to warrant a certain competence level of its personnel. In addition CONTRACTOR shall assign seventy percent (70%) of the managers on a full or part time basis which are listed in Annex D. For purposes of this Section, a project manager shall not be considered a manager.

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3.   COSTS OF THE DEVELOPMENT WORK (REMUNERATION)

3.1 Remuneration for DEVELOPMENT WORK and Mechanisms for Control of Costs DEVELOPMENT WORK.

     3.1.1 CUSTOMER shall reimburse CONTRACTOR for the DEVELOPMENT WORK in accordance with the monthly/hourly rate per employee as set forth in Appendix A hereto or as otherwise set forth in the relevant STATEMENT OF WORK.

     3.1.2 CONTRACTOR will provide a headcount forecast per month for each STATEMENT OF WORK, corresponding to the estimated total man month of the project specified under the respective STATEMENT OF WORK, as updated by any ECO ("ESTIMATED SOW COST").The Parties may mutually agree at any time to modify (increase or decrease) such headcount. CONTRACTOR shall notify CUSTOMER of any changes to the projected forecast as soon as the changes will be foreseeable.

     3.1.3 Consequences for Materially Exceeding ESTIMATED SOW COST. Where with respect to a specific STATEMENT OF WORK, CONTRACTOR exceeds the ESTIMATED SOW COST by more than [***] percent ([***]%), then all DEVELOPMENT WORK performed by CONTRACTOR employees under the respective STATEMENTS OF WORK following the point in time in which the ESTIMATED SOW COST was exceeded by more than [***] percent ([***]%), shall be charged at a [***]% discount.

     In the event CONTRACTOR has caused the update of the STATEMENT OF WORK, such update of the STATEMENT OF WORK shall not be taken into account when calculating the ESTIMATED SOW COST.

     3.1.4 Update of Rates. On the Effective Date, the Parties shall agree on the cost per hour and/or per week/month for the next twelve (12) months, for each of the levels of personnel performing the DEVELOPMENT WORK. The cost per hour and/or per week/month for the first twelve (12) months of DEVELOPMENT WORK is presented in Appendix A, as may be amended, in writing, by both Parties.

     3.1.5 Allocation of Personnel on Full or Partial Capacity. In accordance with the requirements of the DEVELOPMENT WORK to be performed hereunder, and subject to the provisions of Section 2.17, CONTRACTOR shall allocate the personnel performing the DEVELOPMENT WORK to the DEVELOPMENT WORK on a full or part time capacity. In the event DEVELOPMENT WORK is performed on a full time capacity, CONTRACTOR may, subject to Section 3.1, charge CUSTOMER for the

-----------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.
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     costs of such personnel on a monthly basis. Notwithstanding the foregoing, the Parties may agree on special services to be provided on a per hour basis.

3.2 Payment Terms. CUSTOMER shall reimburse CONTRACTOR for the DEVELOPMENT WORK on a monthly basis. All payments shall be made by CUSTOMER within thirty
     (30) days after a receipt of invoice from CONTRACTOR subject to the provisions of Section 3.1.

3.3  Taxes. CUSTOMER shall also reimburse CONTRACTOR for the costs as per
     Section 3.1, above, and as set forth in the relevant STATEMENT OF WORK for Israeli value added tax "VAT" and German withholding tax to be remitted, if any. The Parties shall use their best efforts to support each other in obtaining the respective tax exemptions, if any.

3.4 Procurement/Reimbursement for Costs and Materials. In addition to reimbursement for DEVELOPMENT WORK as specified above, CUSTOMER is solely responsible to procure - and if so, to what extent - materials, wafers, test equipment and other tools and equipment ("DEVELOPMENT MATERIALS"), required for the DEVELOPMENT WORK hereunder. The parties shall mutually coordinate procedures for purchase and supply of DEVELOPMENT MATERIALS. If CUSTOMER decides to supply DEVELOPMENT MATERIALS to CONTRACTOR it shall bear the costs regarding such supply. Failure of CUSTOMER to provide DEVELOPMENT MATERIALS may result in a suspension or postponement of the relevant DEVELOPMENT WORK with no cost effect to CONTRACTOR.

     Designated equipment which has already or will be provided by CUSTOMER to CONTRACTOR and located at CONTRACTOR'S site will remain at CONTRACTOR at no additional charge and has to be used exclusively for and in connection with the DEVELOPMENT WORK without further charge. CUSTOMER shall remain the owner of such DEVELOPMENT MATERIALS.

     CUSTOMER shall also reimburse CONTRACTOR for any and all travel expense associated with the performance of the STATEMENT OF WORK incurred by CONTRACTOR in accordance with the travel regulations specified under the corresponding STATEMENT OF WORK.

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4.   SPECIAL DEVELOPMENT WORK:

     As of the Effective Date of this Basic Agreement CONTRACTOR had already offered to engage in certain DEVELOPMENT WORK as specified below, and CUSTOMER already accepted to engage CONTRACTOR in such DEVELOPMENT WORK under the following terms:

4.1  MLC DEVELOPMENT WORK

4.1.1 CONTRACTOR offered and CUSTOMER accepted to engage CONTRACTOR in DEVELOPMENT WORK for NROM MLC Product (as defined in Section 1.28 of the LICENSE AGREEMENT) based on CONTRACTOR proprietary NROM Technology.

4.1.2 Deferment of Payment. Notwithstanding the payment terms specified under
     Section 3 above, CONTRACTOR agrees that CUSTOMER will defer all payments related to CONTRACTOR's DEVELOPMENT WORK specified under Section 4.1.1 above until the earliest of the shipment qualification by CUSTOMER of the MLC product (M9) specified under Section 4.1.1 or start sales of the NROM MLC Product (other than samples). In the event that the STATEMENT OF WORK relating to this MLC DEVELOPMENT WORK is terminated before such milestone M9 was achieved, CUSTOMER shall not be obliged to pay any of the aforementioned deferred payments. To the extent that the CUSTOMER accepts to engage the DEVELOPMENT WORK for NROM MLC Product, the procurement and reimbursement regarding DEVELOPMENT MATERIALS shall be handled as stated in
     Section 3.4.

4.1.3 Without derogating from the provisions of Section 8.4 below, in the event CUSTOMER decides not to proceed with MLC DEVELOPMENT WORK, it will inform CONTRACTOR hereof within a reasonable period of time.

4.2  CARD INTEGRATION DEVELOPMENT WORK

4.2.1 General. CONTRACTOR shall provide card integration DEVELOPMENT WORK which shall consist of on-going monthly services ("CARD INTEGRATION DEVELOPMENT WORK") to CUSTOMER. During the shorter of: (i) first two (2) years after the Effective Date; or (ii) from the Effective Date until termination of this Agreement; or (iii) from the Effective Date until full or Partial Termination of CARD INTEGRATION DEVELOPMENT WORK; CONTRACTOR shall provide CARD INTEGRATION DEVELOPMENT WORK exclusively to CUSTOMER and not to any other third party.

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     For the purpose of this Basic Agreement, "Partial Termination of CARD
     INTEGRATION DEVELOPMENT WORK" shall mean a reduction, following CUSTOMER request, in the headcount of the group performing CARD INTEGRATION DEVELOPMENT WORK of more than thirty percent (30%) of the employees assigned by CONTRACTOR to this specific CARD INTEGRATION DEVELOPMENT WORK.

4.2.2 Performance by Former Employees of Infineon Technologies Flash Ltd. Except as otherwise requested by CUSTOMER upon 90 days prior written notice, and subject to and in accordance with the relevant provisions of the Termination Agreement between the Parties dated December 20, 2004, subject to Section 4.2.3 CONTRACTOR shall perform such CARD INTEGRATION DEVELOPMENT WORK using personnel of the card integration group previously employed by Infineon Technologies Flash Ltd specified in Appendix B.

4.2.3 Pricing of CARD INTEGRATION DEVELOPMENT WORK. The CARD INTEGRATION DEVELOPMENT WORK will be performed for a fixed monthly price specified under Appendix A attached hereto. Such work shall be coordinated by the Parties on an on-going basis, by the group of personnel specified in Appendix B. In the event of termination of any member of the personnel specified under Appendix B, from its engagement with CONTRACTOR, CONTRACTOR will either: (i) make best efforts to replace such member of personnel with a replacement (either of employees or subcontractors) of comparable experience in the relevant field; or (ii) proportionally adjust the monthly payment.

     CUSTOMER shall be entitled, at its discretion and even prior to reaching an agreement with CONTRACTOR on detailed terms and conditions regarding the CARD INTEGRATION DEVELOPMENT WORK, but subject to timely payment of the abovementioned monthly fees and other related costs, to direct, at CUSTOMER's sole responsibility, CONTRACTOR to start/continue with the implementation of the said CARD INTEGRATION DEVELOPMENT WORK according to CUSTOMER instructions or to direct any other specific part of the DEVELOPMENT WORK ("CUSTOMER Directed Work"). CONTRACTOR agrees to commence reasonable efforts necessary to comply with any CUSTOMER Directed Work without undue delay.

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     The personnel engaged in the CARD INTEGRATION DEVELOPMENT WORK shall be integrated in a separate development unit and CUSTOMER shall have the right, upon prior written notice to CONTRACTOR, and during normal business hours to do a technical review, (including a capital review of the DEVELOPMENT MATERIALS purchased according to Section 4.2.7) regarding the CARD INTEGRATION DEVELOPMENT WORK on a frequent basis as it sees fit.

4.2.4 CARD INTEGRATION IP. Notwithstanding the provisions of Section 5 below, all IP developed during the term and in the course of performing CARD INTEGRATION DEVELOPMENT WORK under this Section 4.2 by CONTRACTOR shall be jointly owned by the Parties and the provisions of Section 11.2 of the License Agreement shall apply equally to all such jointly owned IP, provided however, that CONTRACTOR must not use the DEVELOPMENT RESULTS of the CARD INTEGRATION DEVELOPMENT WORK "AS IS" or in any other substantially similar form. For the avoidance of doubt, nothing in this Section shall be construed to grant CONTRACTOR any further rights than granted under the LICENSE AGREEMENT with regard to CUSTOMER INFORMATION.

4.2.5 Card Integration Non-Compete. During the shorter of: (i) first two (2) years after the Effective Date; or (ii) from the Effective Date until termination of this Agreement; or (iii) from the Effective Date until full or Partial Termination (as above defined) of CARD INTEGRATION DEVELOPMENT WORK; CONTRACTOR shall not engage in any card integration development activities regarding mass storage cards.

4.2.6 Transfer of Card Integration Know-How. Upon CUSTOMER's request, CONTRACTOR shall deliver to CUSTOMER the CARD INTEGRATION DEVELOPMENT WORK DEVELOPMENT RESULTS ("CARD INTEGRATION DEVELOPMENT RESULTS") including without limitation all documentation and prototypes, and related INFORMATION necessary to practically use the CARD INTEGRATION DEVELOPMENT RESULTS. CONTRACTOR shall explain the CARD INTEGRATION DEVELOPMENT RESULTS with an appropriate documentation (as defined in the SOW) and orally.

CONFIDENTIAL
                                                               December 20, 2004

                                       -16


4.2.7 Procurement/Reimbursement for Costs and Materials. The terms and conditions of Section 3.4 shall apply to this Section 4.2.

4.3 Except as expressly stated under this Section 4.1 and 4.2, all terms and conditions of this Basic Agreement will govern such DEVELOPMENT WORK specified under this Section 4.1 and 4.2.

5.   OWNERSHIP OF AND RIGHTS IN DEVELOPMENT RESULTS; LICENSES UNDER INFORMATION

     Except as expressly specified under this Basic Agreement, the relevant provisions of Section 11 ("Ownership of IP") of the LICENSE AGREEMENT, dated [ ], between CONTRACTOR and CUSTOMER, shall apply to the DEVELOPMENT WORK AND DEVELOPMENT RESULTS hereunder.

     Notwithstanding the above, the Parties may agree in writing on a case-by-case basis, prior to the commencement of any DEVELOPMENT WORK and signing of a STATEMENT OF WORK, that a specific DEVELOPMENT RESULT (or a portion thereof) would be based mainly on proprietary technology of Customer (for example a Microcontroller proprietary to CUSTOMER, under specifications fully provided by CUSTOMER) and that therefore (where so expressly agreed in advance and in writing by the Parties) such specifically designated DEVELOPMENT RESULT (or portion thereof) shall be owned by CUSTOMER.

6.   WARRANTY AND LIABILITY

6.1 CONTRACTOR shall use reasonable efforts, comparable to efforts for its own comparable development to achieve the goals of the DEVELOPMENT WORK, but CONTRACTOR shall be liable to CUSTOMER only in the event of wilfulness or gross negligence.

6.2 CONTRACTOR warrants that no third party has raised any claims of whatever nature against CONTRACTOR with regard to its INFORMATION on the date of effectiveness of the relevant STATEMENT OF WORK. CONTRACTOR also warrants as of the Effective Date, that it is not aware of any infringement of any patent or other intellectual property rights of a third party by any Licensed Saifun IP or any Licensed Product (as these terms are defined under the License Agreement) designed for

CONFIDENTIAL
                                                               December 20, 2004

                                       -17


     CUSTOMER under this Basic Agreement, and that no such claim or allegation has been made by any third party.

     CONTRACTOR will inform CUSTOMER immediately as soon as it becomes aware that rights of third parties might have been infringed or that third parties do infringe upon CUSTOMER rights in any way with regard to INFORMATION of CONTRACTOR and/or DEVELOPMENT RESULTS and/or TECHNOLOGIES AND SERVICES.

     The sole obligation of CUSTOMER with respect to its INFORMATION shall be to forward same to CONTRACTOR as provided in this Basic Agreement, and, to correct errors that might have occurred in this INFORMATION without undue delay after such errors were made known to CUSTOMER. No other warranty of CUSTOMER of whatever kind and nature shall exist.

6.3 Either PARTY represents and warrants that it has sufficient power, right and authority to enter into this Agreement and to grant the rights and undertake the obligations set forth in this Agreement and there are no outstanding assignments, encumbrances, obligations or agreements to which it is a party or by which it is bound and which are inconsistent with this Agreement.

7.   SECRECY

     CONTRACTOR agrees that all INFORMATION which it receives from CUSTOMER and other information about CUSTOMER designated "confidential" shall be maintained by CONTRACTOR in confidence and shall be used only for carrying out of the DEVELOPMENT WORK, provided, however, that CONTRACTOR may disclose such information to its officers, and those of its employees and others under its control for the purposes of this Basic Agreement.

     The confidentiality obligations shall apply mutatis mutandis to CUSTOMER with regard to INFORMATION of CONTRACTOR.

     The Confidential Information (as defined in Section 7.1 and in the LICENSE AGREEMENT) which is disclosed under this Basic Agreement will be governed by the standards and principles set in the LICENSE AGREEMENT mutatis mutandis. The provisions of Section 13.4 of the LICENSE AGREEMENT regarding confidentiality of terms shall apply mutatis mutandis with regards to the terms of this Basic Agreement.

CONFIDENTIAL
                                                               December 20, 2004

                                       -18


8.   TERM AND TERMINATION

8.1 This Basic Agreement shall become effective on the date it is signed by both parties ("Effective Date").

8.2 This Basic Agreement (unless terminated earlier under a relevant provision set forth in this Basic Agreement) shall terminate on the second anniversary of the Effective Date. This Basic Agreement shall be only extended for successive periods of one (1) year each upon mutual agreement by the Parties.

8.3 The STATEMENT(s) OF WORK shall have the term specified in the relevant STATEMENT(s) OF WORK. Unless otherwise provided in a STATEMENT OF WORK, the Initial Term and any subsequent term of a Statement of Work will be equivalent to the Initial Term and a subsequent term of this Agreement.

8.4 Termination for Convenience. CUSTOMER may terminate this Agreement and any STATEMENT OF WORK for convenience upon three (3) months prior written notice to CONTRACTOR without any additional costs.

8.5 Notwithstanding the foregoing, this Basic Agreement (unless terminated earlier under a relevant provision hereunder) shall also terminate upon 90 days prior written notice in the event of termination of the License Agreement for material breach by either Party.

8.6 In addition, This Basic Agreement may be terminated at any time by either party upon the giving of not less than four weeks' prior written notice to the other party

     - if the other Party hereto is declared bankrupt or otherwise cannot fulfill its financial obligations; or

     - if the other Party hereto substantially defaults in the performance of this Basic Agreement and does not remedy the default within four (4) weeks after receipt of a relevant request of the one Party.

8.7  Sections 5, 6 and 7 shall survive termination of this Basic Agreement.

8.8 Should at the time this Basic Agreement terminates DEVELOPMENT WORK under an STATEMENT OF WORK not be completed then this Basic Agreement shall be

CONFIDENTIAL
                                                               December 20, 2004

                                       -19


     regarded as remaining in force for the purposes of completion of such DEVELOPMENT WORK, provided, however, that this Section 8.8 shall not apply and the relevant STATEMENT OF WORK shall terminate at the date this Basic Agreement terminates if this Basic Agreement is terminated as per Section 8.5.

8.9 CUSTOMER may terminate a STATEMENT OF WORK at any time, if CUSTOMER is of the reasonable opinion that the relevant development goal cannot be achieved or can only be achieved with significant additional expenditures.

     In case of such early termination CUSTOMER agrees to reimburse CONTRACTOR for its actual costs, as proved to exist before termination and which are directly related to the relevant STATEMENT OF WORK and which have not been included in previous payments. This shall be CONTRACTOR's exclusive remedy in the event of such early termination of a STATEMENT OF WORK.

     The Parties may agree in good faith to terminate a STATEMENT OF WORK for other reason than mentioned above.

8.10 On or before the termination of this Basic Agreement as per Section 8.3 and in each case an STATEMENT OF WORK expires or terminates CONTRACTOR shall deliver to CUSTOMER the DEVELOPMENT RESULTS which up till that point in time CUSTOMER has not yet received, subject to CUSTOMER's payment of all applicable fees which are due up to the point of such termination.

9.   ARBITRATION AND SUBSTANTIVE LAW

     The provisions regarding substantive law and dispute resolution of the LICENSE AGREEMENT, shall apply to this Basic Agreement.

10.  MISCELLANEOUS

10.1 This Basic Agreement and each STATEMENT OF WORK may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the Parties hereto by their duly authorized representatives.

CONFIDENTIAL
                                                               December 20, 2004

                                       -20


10.2 The failure of any Party hereto to enforce at any time any of the provisions of this Basic Agreement or any STATEMENT OF WORK shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Basic Agreement or the relevant STATEMENT OF WORK, or any part thereof; or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Basic Agreement or any STATEMENT OF WORK shall be held to be a waiver of any other or subsequent breach.

10.3 All notices or other communications required or permitted hereunder with regard to the interpretation, validity etc. of the Basic Agreement and each STATEMENT OF WORK shall be in writing and shall be given by certified mail addressed, if to CONTRACTOR:

Saifun Semiconductors Ltd. Attn: CFO
45 Hamalacha St. Industrial Zone South
Zone South
Netanya 42504
Israel
Fax: +972 (9) 8928445

and, if to CUSTOMER:

Infineon Technologies AG
Memory Products Group
Attn: CFO
Gustav Heinemann Ring 212
81739 Munich, Germany
Fax.: +49 (89) 234 23048

with a copy to:
Infineon Technologies AG
Legal Department
Fax: +49 (89) 234 26983

     or to such other address that the Parties might identify to each other for this purpose and with reference to this Basic Agreement or the relevant STATEMENT OF WORK.

CONFIDENTIAL                                                   December 20, 2004

                                       -21


10.4 No Party hereto shall issue any press release or public announcement or otherwise divulge the existence of this Basic Agreement and each STATEMENT OF WORK, or the transactions contemplated hereby, without the prior approval of the other Party hereto.

10.5 This Basic Agreement and each STATEMENT OF WORK shall be binding upon and inure to the benefit of the Parties hereto and the successors or assigns of the Parties hereto.

     CUSTOMER may, upon prior written notification to CONTRACTOR, assign its rights and obligations hereunder in the event of assignment of the LICENSE AGREEMENT under and in accordance with the provisions of Section 13.6 of the LICENSE AGREEMENT.

10.6 Titles and headings to Sections herein and in each STATEMENT OF WORK are inserted for the convenience or reference only and are not intended to be a part of or to affect the meaning or interpretation of this Basic Agreement and a STATEMENT OF WORK.

10.7 This Basic Agreement and each STATEMENT OF WORK may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

IN WITNESS WHEREOF, the Parties have executed these presents on the dates specified below.

Saifun Semiconductor Ltd.               Infineon Technologies AG


By:  Kobi Rozengarten                    By:   T. Seifert
    ---------------------------------        -----------------------------------
Name:  Kobi Rozengarten                 Name:  T. Seifert
      -------------------------------         ----------------------------------
Title: President                        Title: CEO
       ------------------------------          ---------------------------------
Date:  12/18/2004                       Date:  11/13/2005
      -------------------------------         ----------------------------------


Saifun Semiconductor Ltd.               Infineon Technologies AG


By:  Boaz Eitan                         By:    M. Majerus
    ---------------------------------        -----------------------------------
Name:  Boaz Eitan                       Name:   M. Majerus
      -------------------------------         ----------------------------------
Title: Chairman and CEO                 Title:  CFO
       ------------------------------          ---------------------------------
Date:  12/19/2004                       Date:   1/13/2005
      -------------------------------         ----------------------------------

CONFIDENTIAL

                          APPENDIX A - PERSONNEL COSTS

                                                            Cost
                                                            per    Yearly
                                        Hours     Hours     hour   cost    Monthly
                Qualification profile   per week  per year  in $   $       cost $
------------------------------------------------------------------------------------
VP Development  More than 10 years      40        1880      [***]  [***]   [***]
= Fellow        experience in relevant
                field heading the R&D
                organization or
                Technical R&D
                activities
------------------------------------------------------------------------------------
Director =      More than 8 years       40        1880      [***]  [***]   [***]
Staff Eng.      design experience
                after graduation in
                relevant field
------------------------------------------------------------------------------------
Design Manager  More than 6 years       40        1880      [***]  [***]   [***]
= Principal     design experience
Eng.            after graduation in
                relevant field
------------------------------------------------------------------------------------
Lead Engineer   More than 4 years       40        1880      [***]  [***]   [***]
                design experience
                after graduation in
                relevant field
------------------------------------------------------------------------------------
Engineer        Between 1 and 4 years   40        1880      [***]  [***]   [***]
                design experience
                after graduation in
                relevant field
------------------------------------------------------------------------------------
Junior Engineer Less than 1 year        40        1880      [***]  [***]   [***]
                design experience
                after graduation in
                relevant field
------------------------------------------------------------------------------------
Layout team     More than 5 years       40        1880      [***]  [***]   [***]
Leader =        layout and design
Layout          experience after
Principal Eng.  graduation in relevant
                field
------------------------------------------------------------------------------------
Layout Engineer Between 1 and 4 years   40        1880      [***]  [***]   [***]
                layout experience
                after graduation in
                relevant field
------------------------------------------------------------------------------------
Junior Layout   Less than 1 year        40        1880      [***]  [***]   [***]
Engineer        layout experience
                after graduation in
                relevant field
------------------------------------------------------------------------------------
Test Operator   Technician              40        1880      [***]  [***]   [***]
------------------------------------------------------------------------------------
Student (full   Student from technical  40        1880      [***]  [***]   [***]
time)           field of electronics
                before final graduation
------------------------------------------------------------------------------------


      All amounts in US Dollars.

      Without derogating from the provisions of Section 2.4 of the Agreement, unless otherwise agreed by the Parties, all amounts include customary and reasonable overhead directly connected to the Engineers' performance of the Development Work, such as design tools, software licenses, Engineers PC and space, used by the Engineers' in the performance of the Development Work.

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

CONFIDENTIAL


        APPENDIX B - CARD INTEGRATION GROUP

       LAST NAME   FIRST NAME          REMARK
-------------------------------------------------
  1    [***]       [***]
-------------------------------------------------
  2    [***]       [***]
-------------------------------------------------
  3    [***]       [***]
-------------------------------------------------
  4    [***]       [***]
-------------------------------------------------
  5    [***]       [***]
-------------------------------------------------
  6    [***]       [***]
-------------------------------------------------
  7    [***]       [***]
-------------------------------------------------
  8    [***]       [***]
-------------------------------------------------
  9    [***]       [***]
-------------------------------------------------
  10   [***]       [***]
-------------------------------------------------
  11   [***]       [***]
-------------------------------------------------
  12   [***]       [***]
-------------------------------------------------
  13   [***]       [***]
-------------------------------------------------
  14   [***]       [***]
-------------------------------------------------
  15   [***]       [***]
-------------------------------------------------
  16   [***]       [***]
-------------------------------------------------
  17   [***]       [***]
-------------------------------------------------
  18   [***]       [***]
-------------------------------------------------
  19   [***]       [***]
-------------------------------------------------
  20   [***]       [***]
-------------------------------------------------
  21   [***]       [***]          (Subcontractor)
-------------------------------------------------
  22   [***]       [***]          (Subcontractor)
-------------------------------------------------
  23   [***]       [***]          (Subcontractor)
-------------------------------------------------
  24   [***]       [***]          (Subcontractor)
-------------------------------------------------
  25   [***]       [***]          (Subcontractor)
-------------------------------------------------
  26   [***]       [***]          (Subcontractor)
-------------------------------------------------


      Total fixed monthly price for the card integration work for the first year as of the date hereof: $[***]. The fixed monthly price for the second year will be negotiated in good faith between the Parties. Failure to reach an agreement will cause the price to remain the same subject to adjustment in changes for headcount.

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

                         APPENDIX C - LIST OF ENGINEERS

-----------------------------------------------------
[***]               Lead Engineer
-----------------------------------------------------
[***]               Lead Engineer
-----------------------------------------------------
[***]               Lead Engineer
-----------------------------------------------------
[***]               Lead Engineer
-----------------------------------------------------
[***]               Lead Engineer
-----------------------------------------------------
[***]               Lead Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Engineer
-----------------------------------------------------
[***]               Junior Engineer
-----------------------------------------------------
[***]               Junior Engineer
-----------------------------------------------------
[***]               Junior Engineer
-----------------------------------------------------
[***]               Junior Engineer
-----------------------------------------------------
[***]               Junior Engineer
-----------------------------------------------------
[***]               Junior Engineer
-----------------------------------------------------
[***]               Junior Engineer
-----------------------------------------------------
[***]               Layout Engineer
-----------------------------------------------------
[***]               Student
-----------------------------------------------------
[***]               Student
-----------------------------------------------------
[***]               Student
-----------------------------------------------------
[***]               Student
-----------------------------------------------------
[***]               Student
-----------------------------------------------------
[***]               Student
-----------------------------------------------------
[***]               Student
-----------------------------------------------------




*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

                          APPENDIX D - LIST OF MANAGERS

---------------------------------------------------
Eduardo Maayan           VP Development
---------------------------------------------------
Boaz Eitan               CEO
---------------------------------------------------
[***]                    Fellow
---------------------------------------------------
[***]                    Director
---------------------------------------------------
[***]                    Director
---------------------------------------------------
[***]                    Director
---------------------------------------------------
[***]                    Director
---------------------------------------------------
[***]                    Principal Eng.
---------------------------------------------------
[***]                    Design Manager
---------------------------------------------------
[***]                    Principal Eng.
---------------------------------------------------
[***]                    Design Manager
---------------------------------------------------
[***]                    Design Manager
---------------------------------------------------
[***]                    Design Manager
---------------------------------------------------
[***]                    Principal Eng.
---------------------------------------------------
[***]                    Principal Eng.
---------------------------------------------------
[***]                    Principal Eng.
---------------------------------------------------

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.